                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CONVEX COMPUTER CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                          CONVEX COMPUTER CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                 [CONVEX LOGO]

                          CONVEX COMPUTER CORPORATION
                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1994

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the 1994 Annual Meeting of Stockholders of Convex Computer Corporation (the "Company"), a Delaware corporation, will be held on Thursday, May 12, 1994, at 10:00 a.m., local time, at the UTD Conference Center Auditorium, 2601 North Floyd Road, Richardson, Texas, for the following purposes as more fully described in the Proxy Statement accompanying this
Notice:

         1. To elect six directors to serve for the ensuing year and until their successors are elected.

         2. To approve and ratify an amendment to the 1991 Stock Option Plan that would increase the number of shares reserved for issuance from 3,760,000 to 4,960,000.

         3. To ratify the appointment of Ernst & Young as the Company's independent public accountants for the 1994 fiscal year.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on March 18, 1994, are entitled to receive notice of and vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a proxy.

                                                        Sincerely,
                                                    PHILIP N. CARDMAN
                                                        SECRETARY

Richardson, Texas
April 8, 1994

                          CONVEX COMPUTER CORPORATION
                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of Convex Computer Corporation (the "Company") for use at its 1994 Annual Meeting of Stockholders to be held Thursday, May 12, 1994, at 10:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the UTD Conference Center Auditorium, 2601 North Floyd Road, Richardson, Texas. The Company's principal executive offices are located at 3000 Waterview Parkway, Richardson, Texas 75080. The Company's telephone number is (214) 497-4000.

    These proxy solicitation materials were mailed on or about April 8, 1994 to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

    Stockholders of record at the close of business on March 18, 1994 (the "Record Date"), are entitled to receive notice of and vote at the Meeting. On the Record Date, 25,711,074 shares of the Company's Common Stock, $.01 par value, were issued and outstanding. For information regarding holders of more than five percent of the outstanding Common Stock, see "Election of Directors -- Security Ownership."

REVOCABILITY OF PROXIES

    Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the Meeting and votes in person.

VOTING AND SOLICITATION

    Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the Meeting. In the election of directors, each stockholder will be entitled to vote for six nominees and the six nominees with the greatest number of votes will be elected.

    The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone or by telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Stockholder proposals which are intended to be presented at the Company's Annual Meeting of Stockholders for fiscal 1994 must be received by the Company no later than December 1, 1994, in order that they may be included in the proxy statement and form of proxy for that meeting.

                             ELECTION OF DIRECTORS

NOMINEES

    A board of six directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

    The names of the nominees, and certain information about them, are set forth below:

                                                                                                         DIRECTOR
          NAME OF NOMINEE                AGE                      PRINCIPAL OCCUPATION                     SINCE
- -----------------------------------      ---      ----------------------------------------------------  -----------
Robert J. Paluck(1)................          46   Chairman of the Board and Chief Executive Officer of        1982
                                                    the Company
Erich Bloch(1)(3)..................          69   Distinguished Fellow, Council on Competitiveness            1992
H. Berry Cash(1)...................          55   General Partner of InterWest Partners, a venture            1993
                                                    capital limited partnership, and General Partner
                                                    of Berry Cash Southwest Partners
Sam K. Smith(2)(3).................          61   Chairman of the Board of Merit Technology, Inc., a          1985
                                                    military systems analysis and simulation company
Steven J. Wallach(1)...............          48   Senior Vice President, Technology of the Company            1982
Howard W. Wolfe(2)(3)..............          52   Special Partner of New Enterprise Associates and            1982
                                                    Managing General Partner of New Venture Partners,
                                                    venture capital limited partnerships
There is no family relationship between any director or executive officer of the Company.

- ------------------------
(1)   Member of Nominating Committee
(2)   Member of Compensation Committee
(3)   Member of Audit Committee

    Each of the nominees has been engaged in his principal occupation set forth above during the past five years. In addition:

    Mr. Bloch is also a director of Motorola, Inc.

    Mr. Cash is also a director of Cirrus Logic, ProNet, Cyrix Corporation and Aurora Electronics.

    Mr. Smith is also a director of Landmark Graphics.

SECURITY OWNERSHIP

    The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date (a) by each director, (b) by the executive officers named in the summary compensation table, (c) by all persons known to the Company to be the beneficial owners of more than five percent of the Company's Common Stock and (d) all directors and executive officers as a group:

                                                                                         APPROXIMATE
                                                                                        PERCENTAGE OF
                             NAME OF PERSON                                 NUMBER OF   TOTAL VOTING
                          OR IDENTITY OF GROUP                              SHARES(1)       POWER
- -------------------------------------------------------------------------  -----------  -------------
Merrill Lynch & Co., Inc. (2)............................................    2,201,700          8.0%
  World Financial Center, North Tower
  250 Vesey Street
  New York, New York 10281
Citibank, N.A............................................................    1,690,300          6.2
  399 Park Avenue
  New York, NY 10043
Robert J. Paluck(3)......................................................      881,056          3.2
Steven J. Wallach(3).....................................................      892,228          3.3
Terrence L. Rock(3)......................................................      270,462          1.0
William G. Bock(3).......................................................      234,998            *
Philip N. Cardman(3).....................................................      120,039            *
Howard D. Wolfe(3).......................................................       59,639            *
Sam K. Smith(3)..........................................................       54,000            *
H. Berry Cash(3).........................................................       36,500            *
Erich Bloch(3)...........................................................       21,000            *
All directors and executive officers as a group (14 persons)(3)..........    3,038,458         11.1

- ------------------------
*     Represents less than 1%.
(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in this table.
(2) Represents shares beneficially owned by affiliates of Merrill Lynch & Co., Inc.
(3) Includes shares issuable upon exercise of options which are exercisable at or within 60 days of the Record Date, the total of which for all executive officers and directors is 1,658,500 shares.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of 7 meetings during the fiscal year ended December 31, 1993.

    The Audit Committee met 2 times during the fiscal year. This Committee recommends engagement of the Company's independent public accountants. It is primarily responsible for approving the services performed by the independent public accountants and for overseeing the Company's accounting principles and its system of internal accounting controls.

    The Compensation Committee met 1 time during the fiscal year. This Committee defines and oversees the Company's compensation and benefit programs.

    The Nominating Committee met 1 time during the fiscal year. This Committee recommends nominees for election to the Board of Directors and the committees of the Board of Directors. The Nominating Committee will consider nominees recommended by security holders if submitted in writing to the Nominating Committee. Security holders should send names of nominees to the Secretary of the Company, who will forward the recommendations to the Nominating Committee. The Nominating Committee also makes recommendations to the Board of Directors with regard to the appointment of the Company's officers.

    During the fiscal year ended December 31, 1993, no director attended fewer than 75% of all meetings of the Board of Directors and the committees, if any, upon which the director served.

COMPENSATION OF DIRECTORS

    Outside directors are paid $10,000 per year, plus $1,000 for each Board of Directors' meeting they attend. In addition, under the Company's 1991 Stock Option Plan, outside directors are automatically granted options to purchase 5,000 shares of the Company's Common Stock on an annual basis. Accordingly, during 1993 each outside director was granted an option to purchase 5,000 shares of the Company's Common Stock.

    Employee directors receive no compensation for services rendered as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1993, Regis P. McKenna, Sam K. Smith and Howard W. Wolfe, all outside directors, served as members of the Compensation Committee. Mr. McKenna retired as a director on December 9, 1993.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors (the "Committee") is composed of the individuals listed below this report, all of whom are outside directors of the Company. The Committee is responsible for administering the Company's compensation and benefits programs. The Committee sets executive salary levels and determines the amounts to be awarded to executives under the Company's bonus and stock option programs.

    The Company's executive compensation program has been designed to align the interests of executives with the interest of the stockholders by creating a performance-oriented environment that rewards performance related to the goals of the Company. The program is also designed to ensure the competitiveness of executive compensation to enable the Company to attract and retain key executives critical to the long-term success of the Company.

    The level of compensation provided to the Chief Executive Officer ("CEO") and other executive officers is tied to the achievement of key corporate and individual objectives, as well as progress made towards the achievement of strategic plan milestones. At the beginning of each year, each officer develops a set of individual objectives. The Committee reviews these objectives with the CEO and the President to ensure congruence with corporate objectives. Individual objectives may be more subjective than corporate objectives and may not be measureable by financial results at the corporate level. In that respect, the Committee exercises significant judgment in measuring the achievement of, or progress toward the achievement of these objectives. After approval of these objectives by the Committee, each officer submits a quarterly progress report to the President.

    The key components of the compensation program are base salary, annual incentive award, and equity participation through stock option awards. If all annual objectives are met, total cash compensation for executives is targeted to be competitive at the 75th percentile with that of executives holding similar positions with other companies in the computer industry that are similar in size to Convex. In 1992 executive compensation comparisons were made with six specific companies the Committee judged to be comparable to Convex based on factors including their technology, the markets in which the companies operate and their potential competition with the Company for qualified employees. In addition, executive compensation was compared to the 777 Executive Compensation survey conducted by Hewitt and Associates which reports on 16 U.S. computer companies, including two of the six specific companies judged to be comparable to Convex as described above. The 777 Executive Compensation survey includes nine of the eleven companies comprising the S&P Computer index shown in the performance graph. Based on both these comparisons, the Committee concluded the base salaries of Convex officers were slightly below the average base salaries for equivalent positions, and in mid-1992 increased the annual base salary for a number of executive officers, including the CEO. No new comparisons were conducted in 1993 and no base salary adjustments were granted for executive officers in 1993.

    Annual incentive awards are designed to provide a direct link between an executive's compensation and the executive's attainment of annually-defined corporate and individual objectives. Based on the same survey data and the judgment of the Committee, a total targeted annual incentive award is developed for each executive with 50% of that award being tied to the achievement of specific corporate objectives, which may include earnings or revenue targets. The remaining 50% is tied to the achievement of the executive's individual objectives. Annual incentives may also be related to short-term objectives that improve the competitive posture or profitability of the Company and may include order targets, operating margin percentage targets or progress towards desirable levels of performance. If an executive's performance significantly exceeds expectations, the Committee may increase that executive's incentive award over the targeted level. If an executive's performance falls below approximately 80% of targeted levels, no incentive award is paid.

    In 1993 no incentive awards were given for the attainment of corporate objectives. Although there are no minimum levels of corporate performance which must be met before any bonuses are paid, with the Company's revenue and profitability well below expectations, the Committee canceled all executive officer incentive awards for achievement of individual objectives.

    The Company uses stock option grants as its long-term incentive mechanism. These grants are intended to strengthen the link between executive compensation and long-term Company performance by encouraging executives to obtain and hold the Company's common stock. Stock options are granted at 100% of fair market value on the date of grant and generally have a 10 year term. Stock options vest over a four year period. In determining the number of stock options to be awarded, the Committee considers the executive's performance in meeting annual individual and corporate objectives, the executive's expected contributions to the Company in the future, and comparisons to the companies in the surveys discussed above.

    Options are normally granted once a year, at or near the end of each year. However, two grants were made in 1993 for contributions based in two separate fiscal years. In January, options were granted based on contribution and performance evaluations for 1992. In December 1993, the Committee granted options to all employees, including the CEO and the executive officers, based on progress in the development of the Company's two new product families, the development of the data management and software business initiatives and the implementation of a restructuring program designed to position the Company for long-term competitiveness. For the CEO and the three highest paid executive officers, option grants for 1993 contributions were below the levels granted for 1992. In addition, the Company repriced options in July 1993 as described in the Compensation Committee Report on Repricing of Options.

CEO COMPENSATION

    In 1993 Mr. Paluck's annual base salary of $240,000 was unchanged from the previous year.

    The Company's financial performance in 1993 was below expectations and no annual incentive awards related to the achievement of corporate objectives were paid to Mr. Paluck or any other officer of the Company. In addition, Mr. Paluck received no awards for the achievement of individual objectives.

    In 1993, the CEO received two option grants. In January an option for 50,000 shares was granted as a long-term incentive based on 1992 contributions. In December an option for 40,000 shares was granted based on progress in the development of the Company's two new product families, the development of the data management and software business initiatives and the implementation of a restructuring program designed to position the Company for long-term competitiveness. Mr. Paluck's options will vest over a four year period from the date of grant. In addition, the Company repriced options, including the CEO's, in July 1993 as described in the Compensation Committee Report on Repricing of Options.

COMPENSATION COMMITTEE

             Regis P. McKenna      Sam K. Smith      Howard W. Wolfe

    Regis P. McKenna served as a member of the Committee during the year, however, he retired as a director on December 9, 1993.

                               PERFORMANCE GRAPH

    The following graph compares the change in the Company's cumulative total stockholder return on its common stock with the Standard and Poor's 500 Stock Index and the Standard and Poor's Computers Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

                                                           1988       1989       1990       1991       1992       1993
                                                         ---------  ---------  ---------  ---------  ---------  ---------
Convex Computer........................................        100     153.75     111.25     107.50      80.00      55.00
S&P 500................................................        100     131.69     127.60     166.47     179.15     197.21
S&P Computers..........................................        100      83.00      93.00      82.65      60.67      62.97

                           SUMMARY COMPENSATION TABLE

    The following table summarizes compensation earned in 1993, 1992 and 1991 by the Chief Executive Officer and the four other most highly compensated executive officers in 1993.

                                                                                              LONG-TERM
                                                                                              COMPENSATION:
                                                                ANNUAL COMPENSATION             STOCK
                                                       -------------------------------------   OPTIONS
                                                                              OTHER ANNUAL       (IN
NAME AND PRINCIPAL POSITION                      YEAR    SALARY      BONUS   COMPENSATION(1)   SHARES)
- -----------------------------------------------  ----  -----------   ------  ---------------  ----------
Robert J. Paluck...............................  1993  $   240,000   $    0  $           0    320,000(2)
  Chairman and                                   1992      227,692   45,000         13,853    230,000(3)
  Chief Executive                                1991      200,000        0          5,463          0
  Officer
Terrence L. Rock...............................  1993  $   190,000   $    0  $       2,917    230,000(4)
  President                                      1992      175,769   60,000          8,353    140,000(5)
                                                 1991      150,000        0              0          0
Steven J. Wallach..............................  1993  $   190,000   $    0  $       2,345    320,000(2)
  Senior Vice President,                         1992      186,538   45,000              0    230,000(3)
  Technology                                     1991      170,000        0          3,446          0
  Director
William G. Bock................................  1993  $   170,000   $    0  $           0    185,500(6)
  Senior Vice President,                         1992      165,769   60,000          4,832    110,500(7)
  Worldwide Sales                                1991      150,000        0              0          0
Philip N. Cardman..............................  1993  $   138,000   $    0  $           0    112,500(8)
  Vice President,                                1992      136,659   20,000              0     80,500(9)
  General Counsel,                               1991      125,652        0              0          0
  and Secretary

- ------------------------
(1) Represents imputed value of costs associated with attendance of annual employee recognition events.
(2) Includes 230,000 options granted in previous years that were repriced in the current year.
(3) Includes 180,000 options granted in previous years that were repriced in the current year.
(4) Includes 140,000 options granted in previous years that were repriced in the current year.
(5) Includes 110,000 options granted in previous years that were repriced in the current year.
(6) Includes 110,500 options granted in previous years that were repriced in the current year.
(7) Includes 80,500 options granted in previous years that were repriced in the current year.
(8) Includes 80,000 options granted in previous years that were repriced in the current year.
(9) Includes 65,000 options granted in previous years that were repriced in the current year.

                         TABLE OF OPTION GRANTS IN 1993

    The following table sets forth details regarding stock options granted to the named executive officers in 1993. In addition, there are shown hypothetical gains that would exist for the respective options.

                                                                                                  POTENTIAL GAIN AT
                                                                                                   ASSUMED RATES OF
                                                                                                     STOCK PRICE
                                             OPTIONS        % OF TOTAL                             APPRECIATION FOR
                                            GRANTED(1)    OPTIONS GRANTED  EXERCISE                 OPTION TERM(3)
                                               (IN         TO EMPLOYEES      PRICE    EXPIRATION  ------------------
NAME                                         SHARES)          IN 1993      PER SHARE     DATE        5%       10%
- ------------------------------------------  ---------     ---------------  ---------  ----------  --------  --------
Robert J. Paluck..........................  40,000               0.6     %   $5.250    12/09/03   $132,068  $334,686
                                            50,000               0.8     %    4.000    01/28/03    116,931   291,581
                                            50,000(2)            0.8     %    4.000    01/02/02    100,791   243,868
                                            50,000(2)            0.8     %    4.000    12/13/00     85,703   201,415
                                            50,000(2)            0.8     %    4.000    12/14/99     73,009   167,313
                                            50,000(2)            0.8     %    4.000    12/15/98     60,043   134,008
                                            30,000(2)            0.5     %    4.000    02/26/98     30,053    65,692
Terrence L. Rock..........................  40,000               0.6     %   $5.250    12/09/03   $132,068  $334,686
                                            50,000               0.8     %    4.000    01/28/03    116,931   291,581
                                            30,000(2)            0.5     %    4.000    01/02/02     60,475   146,321
                                            30,000(2)            0.5     %    4.000    12/13/00     51,422   120,849
                                            30,000(2)            0.5     %    4.000    12/14/99     43,805   100,388
                                            30,000(2)            0.5     %    4.000    12/15/98     36,026    80,405
                                            20,000(2)            0.3     %    4.000    02/26/98     20,036    43,795
Steven J. Wallach.........................  40,000               0.6     %   $5.250    12/09/03   $132,068  $334,686
                                            50,000               0.8     %    4.000    01/28/03    116,931   291,581
                                            50,000(2)            0.8     %    4.000    01/02/02    100,791   243,868
                                            50,000(2)            0.8     %    4.000    12/13/00     85,703   201,415
                                            50,000(2)            0.8     %    4.000    12/14/99     73,009   167,313
                                            50,000(2)            0.8     %    4.000    12/15/98     60,043   134,008
                                            30,000(2)            0.5     %    4.000    02/26/98     30,053    65,692
William G. Bock...........................  35,000               0.5     %   $5.250    12/09/03   $115,559  $292,850
                                            40,000               0.6     %    4.000    01/28/03     93,544   233,265
                                            30,000(2)            0.5     %    4.000    01/02/02     60,475   146,321
                                            30,000(2)            0.5     %    4.000    12/13/00     51,422   120,849
                                            30,000(2)            0.5     %    4.000    12/14/99     43,805   100,388
                                            20,000(2)            0.3     %    4.000    12/15/98     24,017    53,603
                                               500(2)         *               4.000    02/26/98        501     1,095
Philip N. Cardman.........................  17,500               0.3     %   $5.250    12/09/03    $57,780  $146,425
                                            15,000               0.2     %    4.000    01/28/03     35,079    87,474
                                            15,000(2)            0.2     %    4.000    01/02/02     30,237    73,161
                                            15,000(2)            0.2     %    4.000    12/13/00     25,711    60,424
                                            10,000(2)            0.2     %    4.000    12/14/99     14,602    33,463
                                            40,000(2)            0.6     %    4.000    07/26/99     54,329   123,228

- --------------------------
*Less than 0.1%
(1) Material terms of these grants: Options have a term of 10 years from the date of grant except the termination date has not been changed for any repriced options; Options vest over a four year period and are non-transferrable; Options are exercisable no sooner than six months after the grant date as long as the executive officer remains employed by the Company, or within 30 days after termination; The Company retains the right to repurchase unvested shares in the event of termination.
(2)  Represents options granted in prior years that were repriced in July 1993.
(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation of the stock price.

              TABLE OF OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following  table  sets  forth  information with  respect  to  the  named
executive   officers  concerning  the  exercise  of  options  during  1993,  and unexercised options held as of December 31, 1993.

                                                            NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                                  OPTIONS AT             IN-THE-MONEY OPTIONS
                                  SHARES                     DECEMBER 31, 1993(1)      AT DECEMBER 31, 1993(2)
                                ACQUIRED ON     VALUE     --------------------------  --------------------------
NAME                             EXERCISE     REALIZED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ------------------------------  -----------  -----------  -----------  -------------  -----------  -------------
Robert J. Paluck..............      -0-          $0          180,000        140,000   $   270,000   $   160,000
Terrence L. Rock..............      -0-          $0          110,000        120,000   $   165,000   $   130,000
Steven J. Wallach.............      -0-          $0          180,000        140,000   $   270,000   $   160,000
William G. Bock...............      -0-          $0           80,500        105,000   $   120,750   $   113,750
Philip N. Cardman.............      -0-          $0           65,000         47,500   $    97,500   $    49,375

- ------------------------
(1) Options granted pursuant to the 1991 Option Plan are generally exercisable by the optionee ahead of vesting. Unvested shares purchased on exercise of an option are subject to a repurchase right of the Company, and may not be sold by an optionee, until the shares vest. Options indicated in this table as "Exercisable" are those options which were vested and exercisable as of December 31, 1993. All other options are indicated as "Unexercisable."
(2)   Based on a share price of $5.50 at December 31, 1993.

COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

    In July 1993, following the announcement and implementation of a restructuring plan that reduced the number of employees by approximately 16%, stock options for all remaining employees, including all executive officers, were repriced to the then current market price. The Board of Directors and the Committee took this action to maintain morale across the Company, to help maintain momentum in the development projects and to retain key contributors in all areas of the Company, including the executive officers. There was no separate analysis of the impact of the repricing on the overall compensation of the executive officers or any other employee.

    While the Committee has no intention to reprice options in the future, the Company has repriced options in the past as noted in the Table of Ten-Year Option Repricings which follows this report.

Regis P. McKenna    Sam K. Smith    Howard W. Wolfe

    The following table sets forth the option repricings for the last ten years for all executive officers.

                      TABLE OF TEN-YEAR OPTION REPRICINGS

                                                                          EXERCISE
                                                                          PRICE AT
                                             NUMBER OF    MARKET PRICE     TIME OF                 LENGTH OF ORIGINAL
                                              OPTIONS/     OF STOCK AT    REPRICING                    OPTION TERM
                                                SARS         TIME OF         OR           NEW       REMAINING AT DATE
                                            REPRICED OR   REPRICING OR    AMENDMENT    EXERCISE      OF REPRICING OR
NAME                               DATE      AMENDED(#)   AMENDMENT($)       ($)       PRICE ($)     AMENDMENT(YRS)
- ------------------------------  ----------  ------------  -------------  -----------  -----------  -------------------
Robert J. Paluck..............    07/30/93       50,000     $   4.000     $   7.000    $   4.000              9.4
  Chairman and                    07/30/93       50,000     $   4.000     $   6.125    $   4.000              8.4
  Chief Executive                 07/30/93       50,000     $   4.000     $   6.125    $   4.000              7.3
  Officer                         07/30/93       50,000     $   4.000     $   6.125    $   4.000              6.4
                                  07/30/93       50,000     $   4.000     $   6.125    $   4.000              5.4
                                  07/30/93       30,000     $   4.000     $   6.125    $   4.000              4.6
                                  07/23/92       50,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92       50,000     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92       50,000     $   6.125     $   8.500    $   6.125              7.4
                                  07/23/92       50,000     $   6.125     $   8.500    $   6.125              6.4
                                  07/23/92       30,000     $   6.125     $   8.000    $   6.125              0.6
                                  11/08/90       50,000     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90       50,000     $   8.500     $   9.625    $   8.500              3.1
                                  10/26/87       30,000     $   6.500     $  12.310    $   6.500              4.3
Terrence L. Rock..............    07/30/93       50,000     $   4.000     $   7.000    $   4.000              9.4
  President                       07/30/93       30,000     $   4.000     $   6.125    $   4.000              8.4
                                  07/30/93       30,000     $   4.000     $   6.125    $   4.000              7.3
                                  07/30/93       30,000     $   4.000     $   6.125    $   4.000              6.4
                                  07/30/93       30,000     $   4.000     $   6.125    $   4.000              5.4
                                  07/30/93       20,000     $   4.000     $   6.125    $   4.000              4.6
                                  07/23/92       30,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92       30,000     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92       30,000     $   6.125     $   8.500    $   6.125              7.4
                                  07/23/92       30,000     $   6.125     $   8.500    $   6.125              6.4
                                  07/23/92       20,000     $   6.125     $   8.000    $   6.125              0.6
                                  11/08/90       30,000     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90       30,000     $   8.500     $   9.625    $   8.500              3.1
                                  10/26/87       20,000     $   6.500     $  12.310    $   6.500              4.3

                      TABLE OF TEN-YEAR OPTION REPRICINGS

                                                                          EXERCISE
                                                                          PRICE AT
                                             NUMBER OF    MARKET PRICE     TIME OF                 LENGTH OF ORIGINAL
                                              OPTIONS/     OF STOCK AT    REPRICING                    OPTION TERM
                                                SARS         TIME OF         OR           NEW       REMAINING AT DATE
                                            REPRICED OR   REPRICING OR    AMENDMENT    EXERCISE      OF REPRICING OR
NAME                               DATE      AMENDED(#)   AMENDMENT($)       ($)       PRICE ($)     AMENDMENT(YRS)
- ------------------------------  ----------  ------------  -------------  -----------  -----------  -------------------
Steven J. Wallach.............    07/30/93       50,000     $   4.000     $   7.000    $   4.000              9.4
  Senior Vice President,          07/30/93       50,000     $   4.000     $   6.125    $   4.000              8.4
  Technology                      07/30/93       50,000     $   4.000     $   6.125    $   4.000              7.3
  Director                        07/30/93       50,000     $   4.000     $   6.125    $   4.000              6.4
                                  07/30/93       50,000     $   4.000     $   6.125    $   4.000              5.4
                                  07/30/93       30,000     $   4.000     $   6.125    $   4.000              4.6
                                  07/23/92       50,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92       50,000     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92       50,000     $   6.125     $   8.500    $   6.125              7.4
                                  07/23/92       50,000     $   6.125     $   8.500    $   6.125              6.4
                                  07/23/92       30,000     $   6.125     $   8.000    $   6.125              0.6
                                  11/08/90       50,000     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90       50,000     $   8.500     $   9.625    $   8.500              3.1
                                  10/26/87       30,000     $   6.500     $  12.310    $   6.500              4.3
William G. Bock...............    07/30/93       40,000     $   4.000     $   7.000    $   4.000              9.4
  Senior Vice President,          07/30/93       30,000     $   4.000     $   6.125    $   4.000              8.4
  Worldwide Sales                 07/30/93       30,000     $   4.000     $   6.125    $   4.000              7.3
                                  07/30/93       30,000     $   4.000     $   6.125    $   4.000              6.4
                                  07/30/93       20,000     $   4.000     $   6.125    $   4.000              5.4
                                  07/30/93          500     $   4.000     $   6.125    $   4.000              4.6
                                  07/23/92       30,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92       30,000     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92       30,000     $   6.125     $   8.500    $   6.125              7.4
                                  07/23/92       20,000     $   6.125     $   8.500    $   6.125              6.4
                                  07/23/92          500     $   6.125     $   8.000    $   6.125              0.6
                                  11/08/90       30,000     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90       30,000     $   8.500     $   9.625    $   8.500              3.1
                                  10/26/87       20,000     $   6.500     $  12.310    $   6.500              4.3
Philip N. Cardman.............    07/30/93       15,000     $   4.000     $   7.000    $   4.000              9.4
  Vice President,                 07/30/93       15,000     $   4.000     $   6.125    $   4.000              8.4
  General Counsel,                07/30/93       15,000     $   4.000     $   6.125    $   4.000              7.3
  and Secretary                   07/30/93       10,000     $   4.000     $   6.125    $   4.000              6.4
                                  07/30/93       40,000     $   4.000     $   6.125    $   4.000              6.0
                                  07/23/92       15,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92       15,000     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92       10,000     $   6.125     $   8.500    $   6.125              7.4
                                  07/23/92       40,000     $   6.125     $   8.500    $   6.125              7.0
                                  11/08/90       10,000     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90       40,000     $   8.500     $  13.875    $   8.500              3.7

                      TABLE OF TEN-YEAR OPTION REPRICINGS

                                                                          EXERCISE
                                                                          PRICE AT
                                             NUMBER OF    MARKET PRICE     TIME OF                 LENGTH OF ORIGINAL
                                              OPTIONS/     OF STOCK AT    REPRICING                    OPTION TERM
                                                SARS         TIME OF         OR           NEW       REMAINING AT DATE
                                            REPRICED OR   REPRICING OR    AMENDMENT    EXERCISE      OF REPRICING OR
NAME                               DATE      AMENDED(#)   AMENDMENT($)       ($)       PRICE ($)     AMENDMENT(YRS)
- ------------------------------  ----------  ------------  -------------  -----------  -----------  -------------------
James A. Balthazar............    07/30/93       15,000     $   4.000     $   7.000    $   4.000              9.4
  Vice President,                 07/30/93       15,000     $   4.000     $   6.125    $   4.000              8.4
  Marketing                       07/30/93       40,000     $   4.000     $   6.125    $   4.000              7.4
                                  07/30/93       10,000     $   4.000     $   6.125    $   4.000              7.3
                                  07/30/93        2,500     $   4.000     $   6.125    $   4.000              6.4
                                  07/30/93        4,000     $   4.000     $   6.125    $   4.000              5.4
                                  07/30/93        4,000     $   4.000     $   6.125    $   4.000              4.6
                                  07/23/92       15,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92       40,000     $   6.125     $  13.000    $   6.125              8.4
                                  07/23/92       10,000     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92        2,500     $   6.125     $   8.500    $   6.125              7.4
                                  07/23/92        4,000     $   6.125     $   8.500    $   6.125              6.4
                                  07/23/92        4,000     $   6.125     $   8.000    $   6.125              0.6
                                  11/08/90        2,500     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90        4,000     $   8.500     $   9.625    $   8.500              3.1
                                  10/26/87        3,000     $   6.500     $  12.310    $   6.500              4.3
Matthew S. Blanton............    07/30/93       20,000     $   4.000     $   7.000    $   4.000              9.4
  Vice President,                 07/30/93        5,000     $   4.000     $   6.125    $   4.000              8.4
  Advanced Development            07/30/93        3,750     $   4.000     $   6.125    $   4.000              7.3
                                  07/23/92        5,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92        3,750     $   6.125     $  11.250    $   6.125              8.3
Thomas M. Jones...............    07/30/93       20,000     $   4.000     $   7.000    $   4.000              9.4
  Vice President,                 07/30/93       20,000     $   4.000     $   6.125    $   4.000              8.4
  Data Management                 07/30/93       20,000     $   4.000     $   6.125    $   4.000              7.3
  Systems                         07/30/93       25,000     $   4.000     $   6.125    $   4.000              6.4
                                  07/30/93       25,000     $   4.000     $   6.125    $   4.000              5.4
                                  07/30/93        5,000     $   4.000     $   6.125    $   4.000              4.6
                                  07/23/92       20,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92       20,000     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92       25,000     $   6.125     $   8.500    $   6.125              7.4
                                  07/23/92       25,000     $   6.125     $   8.500    $   6.125              6.4
                                  07/23/92        5,000     $   6.125     $   8.000    $   6.125              0.6
                                  11/08/90       25,000     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90       25,000     $   8.500     $   9.625    $   8.500              3.1
                                  10/26/87        3,000     $   6.500     $  12.310    $   6.500              4.3

                      TABLE OF TEN-YEAR OPTION REPRICINGS

                                                                          EXERCISE
                                                                          PRICE AT
                                             NUMBER OF    MARKET PRICE     TIME OF                 LENGTH OF ORIGINAL
                                              OPTIONS/     OF STOCK AT    REPRICING                    OPTION TERM
                                                SARS         TIME OF         OR           NEW       REMAINING AT DATE
                                            REPRICED OR   REPRICING OR    AMENDMENT    EXERCISE      OF REPRICING OR
NAME                               DATE      AMENDED(#)   AMENDMENT($)       ($)       PRICE ($)     AMENDMENT(YRS)
- ------------------------------  ----------  ------------  -------------  -----------  -----------  -------------------
J. Cameron McMartin...........    07/30/93       10,000     $   4.000     $   5.375    $   4.000              9.6
  Vice President,                 07/30/93        8,000     $   4.000     $   7.000    $   4.000              9.4
  Finance, Chief                  07/30/93        8,000     $   4.000     $   6.125    $   4.000              8.4
  Financial Officer               07/30/93        2,500     $   4.000     $   6.125    $   4.000              7.3
                                  07/30/93        1,000     $   4.000     $   6.125    $   4.000              6.4
                                  07/30/93        5,000     $   4.000     $   6.125    $   4.000              5.8
                                  07/23/92        8,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92        2,500     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92        1,000     $   6.125     $   8.500    $   6.125              7.4
                                  07/23/92        5,000     $   6.125     $   8.500    $   6.125              6.8
                                  11/08/90        1,000     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90        5,000     $   8.500     $  12.750    $   8.500              3.5
Daniel M. McQuay..............    07/30/93       20,000     $   4.000     $   7.000    $   4.000              9.4
  Vice President,                 07/30/93       10,000     $   4.000     $   6.125    $   4.000              8.4
  Manufacturing                   07/30/93       10,000     $   4.000     $   6.125    $   4.000              7.3
                                  07/30/93        4,000     $   4.000     $   6.125    $   4.000              6.4
                                  07/30/93        4,000     $   4.000     $   6.125    $   4.000              5.4
                                  07/30/93        1,250     $   4.000     $   6.125    $   4.000              4.6
                                  07/23/92       10,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92       10,000     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92        4,000     $   6.125     $   8.500    $   6.125              7.4
                                  07/23/92        4,000     $   6.125     $   8.500    $   6.125              6.4
                                  07/23/92        1,250     $   6.125     $   8.000    $   6.125              0.6
                                  11/08/90        4,000     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90        4,000     $   8.500     $   9.625    $   8.500              3.1
                                  10/26/87        4,000     $   6.500     $  12.310    $   6.500              4.3
Phillip M. Struve.............    07/30/93       20,000     $   4.000     $   7.000    $   4.000              9.4
  Vice President,                 07/30/93       20,000     $   4.000     $   6.125    $   4.000              8.4
  CXSOFT                          07/30/93       10,000     $   4.000     $   6.125    $   4.000              7.3
                                  07/30/93       30,000     $   4.000     $   6.125    $   4.000              7.1
                                  07/23/92       20,000     $   6.125     $  10.625    $   6.125              9.4
                                  07/23/92       10,000     $   6.125     $  11.250    $   6.125              8.3
                                  07/23/92       30,000     $   6.125     $   8.500    $   6.125              8.1
                                  11/08/90       30,000     $   8.500     $  13.000    $   8.500              9.8
Frank J. Marshall.............    11/08/90       30,000     $   8.500     $  14.125    $   8.500              9.1
  Former Senior                   11/08/90       30,000     $   8.500     $   9.625    $   8.500              3.1
  Vice President,                 10/26/87       20,000     $   6.500     $  12.310    $   6.500              4.3
  Engineering
Frank P. Vince                    11/08/90       10,000     $   8.500     $  14.125    $   8.500              9.1
  Former                          11/08/90       15,000     $   8.500     $    9.62    $   8.500              3.1
  Vice President,                 10/26/87      100,000     $   6.500     $  19.500    $   6.500              4.6
  Marketing

                      TABLE OF TEN-YEAR OPTION REPRICINGS

                                                                          EXERCISE
                                                                          PRICE AT
                                             NUMBER OF    MARKET PRICE     TIME OF                 LENGTH OF ORIGINAL
                                              OPTIONS/     OF STOCK AT    REPRICING                    OPTION TERM
                                                SARS         TIME OF         OR           NEW       REMAINING AT DATE
                                            REPRICED OR   REPRICING OR    AMENDMENT    EXERCISE      OF REPRICING OR
NAME                               DATE      AMENDED(#)   AMENDMENT($)       ($)       PRICE ($)     AMENDMENT(YRS)
- ------------------------------  ----------  ------------  -------------  -----------  -----------  -------------------
J. Adrian Wise                    07/14/92       30,000     $   6.375     $  10.625    $   6.375              9.4
  Former Senior                   07/14/92       30,000     $   6.375     $  11.250    $   6.375              8.4
  Vice President                  07/14/92       30,000     $   6.375     $   8.500    $   6.375              7.4
  Sales, Service                  07/14/92       30,000     $   6.375     $   8.500    $   6.375              6.4
  and Marketing                   07/14/92       75,000     $   6.375     $   8.000    $   6.375              0.6
                                  11/08/90       30,000     $   8.500     $  14.125    $   8.500              9.1
                                  11/08/90       30,000     $   8.500     $   9.625    $   8.500              3.1
                                  10/26/87        5,000     $   6.500     $  12.310    $   6.500              4.3

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for such persons, the Company believes that, during the fiscal year ended December 31, 1993, the Company's officers, directors and ten-percent shareholders complied with all applicable Section 16(a) filing requirements.

                    AMENDMENT OF THE 1991 STOCK OPTION PLAN

    In January 1994, the Board of Directors authorized an amendment to the 1991 Option Plan to increase the shares reserved for issuance by 1,200,000. This would bring the total number of shares issuable under the 1991 Option Plan to 4,960,000. Before giving effect to this proposed amendment, 239,383 shares are available for issuance under the 1991 Option Plan.

    At the Annual Meeting, the stockholders are being asked to approve this amendment to the 1991 Option Plan. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Meeting will be required to approve the amendment. The essential features of the 1991 Option Plan are outlined below.

GENERAL

    Options granted under the 1991 Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options. SEE "Tax Information" below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options. Generally, options granted by the Company are nonstatutory stock options.

PURPOSE

    The purposes of the 1991 Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, consultants and directors of the Company and its subsidiaries and to promote the success of the Company's business.

ADMINISTRATION

    The 1991 Option Plan is administered by the Board of Directors or by a committee appointed by the Board of Directors of at least two persons. The interpretation and construction of the 1991 Option Plan by the Board is final and conclusive. Members of the Board of Directors receive no remuneration for their services in connection with the administration of the 1991 Option Plan.

ELIGIBILITY

    The 1991 Option Plan provides that options may be granted to employees (including officers, consultants and directors of the Company and its majority-owned subsidiaries), all of whom are eligible to participate in the 1991 Option Plan. Subject to special provisions relating to non-employee directors ("Outside Directors"), the Board of Directors selects the optionees and determines the number of shares to be subject to each option. In making this determination, the Board of Directors takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contributions to the success of the Company, the anticipated years of future service of the employee and other relevant factors.

OUTSIDE DIRECTORS' OPTIONS

    Options may be granted to Outside Directors under the 1991 Option Plan only in accordance with an automatic, non-discretionary grant mechanism. The 1991 Option Plan provides that, on December 1 of each year in which the 1991 Option Plan is in effect, each Outside Director will automatically be granted an option to purchase 5,000 shares of the Company's Common Stock. The terms of options granted to Outside Directors are as follows: (a) the term of the option is ten years; (b) the option can be exercised only while the Outside Director remains a director or within three months after termination; (c) the exercise price per share of Common Stock is 100% of the fair market value on the date the option is granted; and (d) the option vests over a four-year period at the rate of 1/4 of the shares subject to the option at the end of each year. The 1991 Option Plan provides that the provisions relating to grants of options to Outside Directors may not be amended more than once every six months.

TERMS OF OPTIONS

    Subject to the provisions relating to option grants to Outside Directors, the term of options granted under the 1991 Option Plan are determined by the Board of Directors. Each option is evidenced by a stock option agreement between the Company and the employee receiving the option, and is subject to the following additional terms:

    (a) EXERCISE. The Board of Directors has the discretion to determine when options can be exercised. Generally, options granted to employees, but not to directors, may be exercised at any time before expiration so long as the optionee remains employed by the Company and enters into a Stock Restriction Agreement that grants the Company the right to repurchase, at the original exercise price, any shares that are not vested at the time the optionee's employment is terminated. Generally, options vest over a four-year period at the rate of 1/4 of the shares subject to the option at the end of each of the first two years and as to 1/48 of the shares at the end of each calendar month thereafter. An option is exercised by giving written notice to the Company, specifying the number of full shares to be purchased, and by tendering payment of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, other shares of Common Stock or such other consideration as determined by the Board of Directors.

    (b) EXERCISE PRICE. The exercise price of options is determined by the Board but may in no event be less than the fair market value of the Company's Common Stock on the date the option is granted, in the case of incentive stock options, and not less than 85% of fair market value of the Company's Common Stock on the date the option is granted, in the case of nonstatutory stock options. Incentive stock options granted to 10% stockholders are subject to the additional restriction that the exercise price be at least 110% of fair market value on the date of grant.

    (c) TERMINATION OF EMPLOYMENT. If the optionee's employment by the Company is terminated for any reason other than death, the option may be exercised within 30 days after termination (or such other period as is determined by the Board of Directors, which determination, in the case of an incentive stock option, is made at the time of grant and will not exceed 90 days) and may be exercised to the extent the option could have been exercised on the date of termination.

    (d) DEATH. If an optionee dies while employed by the Company, his options may be exercised at any time within six months after death, but only to the extent the options could have been exercised had the optionee not died but continued his employment for another six months. If any optionee dies within one month after termination of employment, his options may be exercised within six months after death to the extent the options could have been exercised on the date of termination.

    (e) TERM. All options have a maximum term of ten years from the date of grant, unless a lesser period is provided for in the option agreement. No option may be exercised by any person after its expiration.

    (f) NONTRANSFERABILITY. An option cannot be transferred by the optionee, other than by will or the laws of descent and distribution, and can be exercised only by him during his lifetime or, if he dies, by a person who acquires the right to exercise the option by bequest or inheritance or otherwise by reason of the optionee's death.

    (g) OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1991 Option Plan as may be determined by the Board of Directors.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
    If a change is made in the Company's capitalization, such as a stock split, which results in an exchange of the Company's Common Stock for a greater or lesser number of shares, appropriate adjustment will be made in the option price and in the number of shares subject to the option. If there is a stock dividend, each optionee will be entitled to receive, upon exercise of his option, the equivalent of any stock dividend which he would have received had he been the holder of record of the shares being purchased. If a dissolution, liquidation, merger or sale of substantially all of the assets of the Company is proposed, all outstanding options automatically terminate unless otherwise provided by the Board of Directors or unless assumed by the acquiror in the case of a merger or sale. In this event, the Board of Directors may, in its discretion, make provision for accelerating the ability to exercise shares subject to option.

AMENDMENT AND TERMINATION OF THE PLAN
    The Board may, from time to time, amend the 1991 Option Plan or terminate it without approval of the stockholders; provided, however, that the approval of the holders of a majority of the outstanding shares of the Company entitled to vote is required for any amendment which increases the number of shares for which options may be granted, materially changes the standards of eligibility or constitutes an amendment for which stockholder approval is required to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule ("Rule 16b-3"). However, no such action by the Board of Directors or the stockholders may unilaterally alter or impair options previously granted without the consent of the optionee. In all events, the 1991 Option Plan will terminate in March 2001.

TAX INFORMATION
    Options granted under the 1991 Option Plan may be either "incentive stock options," as defined in Section 442 of the Code, or nonstatutory stock options.

    If an option granted under the 1991 Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the option and incur no tax liability due to its exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. A gain on a sale or exchange of shares will be treated as a long-term capital gain if it is realized at least two years after the option is granted and one year after the option is exercised. If these holding periods are not satisfied at the time of sale, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock on the date of exercise or the sale price of the stock. A different rule for measuring ordinary income upon a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain.

    All options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize taxable income at the time he is granted a nonstatutory option. However, upon exercise, the optionee will recognize ordinary income for tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. A different rule for measuring ordinary income upon option exercise may apply if the optionee is also an officer, director or 10% stockholder of the Company. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company, either in cash or out of the current earnings paid to the optionee. Upon resale of the shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income, will be treated as a capital gain or loss.

VOTE REQUIRED
    The affirmative votes of the holders of a majority of the shares of Common Stock present or represented and "voting" on the proposed amendment (the "Voting Shares") will be required to approve the increase in shares reserved under the 1991 Option Plan. Votes that are cast against the proposal are counted for purposes of determining the total number of Voting Shares with respect to this proposal. While there is no definitive statutory authority or case law in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should also be counted for purposes of determining the number of Voting Shares with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions on this proposal in this manner. With respect to broker non-votes, there is Delaware case law to the effect that, while such shares may be counted for determining the presence or absence of a quorum for the transaction of business at a meeting, broker non-votes should not be counted for purposes of determining the number of shares voting with respect to the particular proposal(s) on which the broker has expressly not voted. Accordingly, broker non-votes will not be counted as Voting Shares with respect to this propsal. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1991 OPTION PLAN.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Ernst & Young, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1994. Representatives of Ernst & Young are expected to be present at the meeting with the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

    THE   BOARD  OF  DIRECTORS   RECOMMENDS  THAT  STOCKHOLDERS   VOTE  FOR  THE
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: April 8, 1994

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          CONVEX COMPUTER CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 12, 1994

    The undersigned stockholder of CONVEX COMPUTER CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 1994, and hereby appoints Robert J. Paluck, J. Cameron McMartin and Philip N. Cardman, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1994 Annual Meeting of Stockholders of CONVEX COMPUTER CORPORATION to be held on May 12, 1994 at 10:00 a.m. local time, at the UTD Conference Center Auditorium at 2601 North Floyd Road, Richardson, Texas, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

    A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/ Please mark
votes as in
   this example.

    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1991 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1.         ELECTION OF DIRECTORS
           NOMINEES: Robert J. Paluck; Steven J. Wallach; Erich
           Bloch; Sam K. Smith; Howard D. Wolfe; H. Berry Cash

/ /  ___________________________________________________________________________
   For all nominees except as noted above

2.         PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN TO
           INCREASE THE NUMBER OF SHARES FOR ISSUANCE FROM
           3,760,000 TO 4,960,000

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG AS
           THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
           1994 FISCAL YEAR

            / /  FOR            / /  AGAINST            / /  ABSTAIN
                                        ________________________________________
/ /  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

and upon such other matter of matters which may properly come before the meeting or any adjournment or adjournments thereof.

    (This proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)
                                              Dated ______________________, 1994
                                              __________________________________
                                                          Signature:
                                              __________________________________
                                                          Signature: